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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 4, 2001

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    001-12351              41-1849591
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                        Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
               (Address of principal executive offices) (Zip Code)


                                 (952) 525-5020
              (Registrant's telephone number, including area code)
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Item 5.    Other Events.

           Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated May 4, 2001, reporting an agreement reached with the Office of the Comptroller of the Currency by Direct Merchants Bank, National Association, a subsidiary of Metris Companies Inc.

Item 7(c). Exhibits.

99 Press release dated May 4, 2001, reporting an agreement reached with the Office of the Comptroller of the Currency by Direct Merchants Bank, National Association, a subsidiary of Metris Companies Inc.


                                    SIGNATURE

         Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                             METRIS COMPANIES INC.


                                             By  /s/ Lorraine E. Waller
                                                  -----------------------------
                                                  Lorraine E. Waller
                                                  Senior Vice President,
                                                  General Counsel and Secretary
Dated: May 4, 2001